UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2016

NorthStar Healthcare Income, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55190 (Commission File Number)	27-3663988 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth under Item 2.01 below related to the Purchase Agreement (as defined below) is incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 24, 2016, NorthStar Healthcare Income, Inc. (“NorthStar Healthcare”) and NorthStar Realty Finance Corp. (“NorthStar Realty”), acting through their indirect subsidiaries, entered into a Purchase and Sale Agreement (the “Purchase Agreement”), pursuant to which NorthStar Healthcare agreed to acquire NorthStar Realty’s 60% interest (the “NorthStar Realty JV Interest”) in a joint venture (the “Joint Venture”) which owns 32 private pay independent living facilities (the “Portfolio”) for a purchase price of $534.5 million, excluding escrows and subject to customary proration and adjustments as set forth in the Purchase Agreement (the “Purchase Price”, and such transaction, the “Transaction”). NorthStar Healthcare originally acquired a 40% interest in the Joint Venture in connection with the acquisition of the Portfolio by the Joint Venture on May 19, 2015 from affiliates of Harvest Facility Holdings LP (“Holiday”) and, following the Transaction, will own all of the interests in the Portfolio.

The facilities comprising the Portfolio contain approximately 3,985 units and are located in 12 states, with the largest concentrations in California, Texas and Washington. As of February 10, 2016, the Portfolio’s overall resident occupancy was approximately 93%. The Portfolio is currently managed by an affiliate of Holiday pursuant to management agreements.

NorthStar Healthcare completed the Transaction on March 1, 2016. NorthStar Healthcare funded the acquisition of the NorthStar Realty JV Interest with approximately $146 million of equity, plus closing costs, with proceeds from NorthStar Healthcare’s follow-on public offering of common stock, and assumed NorthStar Realty’s 60% share of 32 separate, cross-collateralized loans (each, a “Loan”) with an aggregate principal amount of approximately $648 million. Each Loan is through Fannie Mae’s Multifamily DUS Loan Program, has a fixed interest rate of 4.17% and an original term of ten years from the Joint Venture’s date of acquisition. Each Loan is non-recourse, subject to a limited “non-recourse carveout” guaranty originally provided by NorthStar Realty Finance Limited Partnership, NorthStar Realty’s operating partnership, and assumed by NorthStar Healthcare Income Operating Partnership, LP, NorthStar Healthcare’s operating partnership, in connection with the Transaction.

The Transaction was approved by NorthStar Healthcare’s board of directors, including all of its independent directors, and validated by an independent third-party appraisal for the Portfolio in accordance with NorthStar Healthcare’s charter. NorthStar Realty and NorthStar Healthcare are both advised by affiliates of NorthStar Asset Management Group Inc.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the Purchase Agreement that is filed as Exhibit 10.1 to this Current Report on Form 8-K, which Purchase Agreement is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.

If applicable, the required financial statements for the transaction described in Item 1.01 above will be filed under cover of a Form 8-K/A as soon as practicable and no later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.
(b) Pro Forma Financial Information.

If applicable, the required pro forma financial information for the transaction described in Item 1.01 above will be filed under cover of a Form 8-K/A as soon as practicable and no later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Description
10.1
Purchase and Sale Agreement Regarding Interests in Limited Liability Companies, dated as of February 24, 2016, by and between Winterfell Healthcare Holdings - T, LLC, Winterfell Healthcare-T CAM2, LLC and Winterfell Healthcare Holdings - NT-HCI, LLC and Winterfell Healthcare NT-HCI CAM2, LLC.

Safe Harbor Statement

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “will,” “expects,” “intends” or other similar words or expressions. These statements are based on NorthStar Healthcare’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; NorthStar Healthcare can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from NorthStar Healthcare’s expectations include, but are not limited to, the ability of NorthStar Healthcare to achieve its targeted returns through the Portfolio; the ability of Holiday to successfully manage the Portfolio; the borrowers’ ability to comply with the terms of the Loans; the impact of any losses from properties in the Portfolio on cash flow and returns; market rental rates and property level cash flow; changes in economic conditions generally and the real estate and debt markets specifically; the impact of local economics; the availability of investment opportunities; the availability of capital; the ability to achieve targeted returns; changes to generally accepted accounting principles; policies and rules applicable to REITs; and the factors described in Part I, Item 1A of NorthStar Healthcare’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and in its other filings with the SEC. The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to NorthStar Healthcare on the date of this report and NorthStar Healthcare is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Healthcare Income, Inc.

Date: March 1, 2016	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1
Purchase and Sale Agreement Regarding Interests in Limited Liability Companies, dated as of February 24, 2016, by and between Winterfell Healthcare Holdings - T, LLC, Winterfell Healthcare-T CAM2, LLC and Winterfell Healthcare Holdings - NT-HCI, LLC and Winterfell Healthcare NT-HCI CAM2, LLC.